UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Western Asset Income Fund
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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WESTERN ASSET INCOME FUND

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 17, 2011

To the Stockholders of
Western Asset Income Fund

The Annual Meeting of Stockholders of Western Asset Income Fund (the "Fund") will be held in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California, on Tuesday, May 17, 2011 at 8:30 a.m., Pacific Time, to consider and act upon the following matters:

(1) Election of a Board of Directors; and

(2) Such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

The Board of Directors has fixed the close of business on April 6, 2011 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof.

By Order of the Board of Directors

Robert I. Frenkel,
Secretary

Pasadena, California
April 13, 2011

STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON ARE URGED TO DATE, FILL IN, SIGN AND MAIL THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

WESTERN ASSET INCOME FUND

385 East Colorado Boulevard, Pasadena, California 91101

PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 17, 2011:

The proxy statement is available at
http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16031

The accompanying proxy is solicited by the Board of Directors of the Fund for use at the annual meeting of stockholders of the Fund to be held on May 17, 2011 at 8:30 a.m., Pacific time in the Board Room, Fifth Floor, 385 E. Colorado Boulevard, Pasadena, California (the "Annual Meeting"), and at any adjournment(s) or postponement(s) thereof. At the Annual Meeting, stockholders of the Fund will be asked to consider the election of seven Directors to the Board of Directors of the Fund. This Proxy Statement and the form of proxy were first mailed to stockholders on or about April 16, 2011.

The Board of Directors has fixed the close of business on April 6, 2011 as the record date ("Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment(s) or postponement(s) thereof. As of the Record Date, there were 11,761,872 shares of the Fund's common stock (the "Common Stock") outstanding and entitled to one vote per share (and a fractional vote with respect to fractional shares) with respect to each matter to be voted on at the Annual Meeting. The outstanding shares of Common Stock constitute the only outstanding voting securities of the Fund entitled to be voted at the Annual Meeting.

A majority (greater than 50%) of the outstanding shares of Common Stock as of the Record Date must be represented in person or by proxy to constitute a quorum for the Annual Meeting. Directors will be elected by a plurality of the votes of the shares of the Fund's Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. In all matters other than the election of Directors, and except where a different vote is required by any provision of law or the Fund's Certificate of Incorporation or Bylaws, the affirmative vote of the majority of shares of the Fund's Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the subject matter will be the act of the stockholders. Each stockholder has the right to revoke his or her proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Fund a written revocation or a properly executed proxy bearing a later date or by voting in person at the Annual Meeting. Any stockholder may attend the Annual Meeting, whether or not he or she has previously given a proxy.

The solicitation of proxies for the Annual Meeting will be made primarily by mail. However, additional solicitation may take place in writing or by telephone or personal interview by officers of the Fund (or their designees), who will not receive compensation from the Fund for such services. In addition, you may receive a telephone call from our proxy solicitor, American Stock Transfer & Trust Company ("AST"), which has been retained to assist stockholders in the voting process. For these services, the Fund will pay AST a fee that is not expected to exceed $5,000. However, the exact cost will depend on the amount and types of services rendered.

The Fund will reimburse brokers and other nominees, in accordance with New York Stock Exchange approved reimbursement rates, for their expenses in forwarding solicitation material to the beneficial owners of shares of the Fund. All expenses incurred in connection with the solicitation of proxies, including the services of AST, will be borne by the Fund.

Abstentions and "broker non-votes" (i.e., proxies signed and returned by brokers with respect to shares held by brokers or nominees as to which one or more votes is not indicated because (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be counted as shares present for purposes of determining whether a quorum is present, but will not be counted as having been voted on the matter in question. Assuming that a quorum would otherwise be present, abstentions and broker non-votes will accordingly have no effect for the purpose of determining whether a Director has been elected.

Charles A. Ruys de Perez, Erin K. Morris, and Richard Wachterman, the persons named as proxies on the proxy card accompanying this Proxy Statement, were selected by the Board of Directors to serve in such capacity or substituted by the persons selected by the Board of Directors. Mr. Ruys de Perez is the General Counsel of Western Asset Management Company, the Fund's investment adviser (the "Investment Adviser"). Ms. Morris is Treasurer of the Fund, and Mr. Wachterman is Assistant Secretary of the Fund. Each executed and returned proxy will be voted in accordance with the directions indicated thereon or, if no direction is indicated, such proxy will be voted for the election as Directors of the Fund the Board of Directors' nominees listed in this proxy statement. Discretionary authority is provided in the proxy as to any matters not specifically referred to therein. The Board of Directors is not aware of any other matters which are likely to be brought before the Annual Meeting. However, if any such matters properly come before the Annual Meeting, the persons named in the proxy are fully authorized to vote thereon in accordance with their judgment and discretion.

HOW TO SUBMIT A PROXY

Stockholders of record may complete, sign, and date the proxy card and return it in the prepaid envelope provided.

PROPOSAL

ELECTION OF DIRECTORS

Seven Directors are to be elected at the Annual Meeting to serve until their successors have been duly elected and qualified, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law. Information about each nominee is set forth in the table below. Each of the nominees is presently a Director of the Fund.

The Fund's Bylaws provide that the Board of Directors will consist of such number of Directors as may be fixed from time to time by a majority of the Directors, which number is currently seven.

It is the intention of the persons designated as proxies in the proxy card, unless otherwise directed therein, to vote at the Annual Meeting for the election of the nominees named below as Directors of the Fund. Each of the nominees has agreed to serve if elected at the Annual Meeting. If any nominee is unable or unavailable to serve, the persons named in the proxies will vote the proxies for such other person as the Board of Directors may recommend.

Required Vote. The Directors of the Fund will be elected by a plurality vote of the shares of the Fund's Common Stock present in person or represented by proxy and entitled to vote on the election of Directors. The Directors unanimously recommend that stockholders vote to elect each of the nominees listed above to the Board of Directors.

Information Regarding the Nominees. Information about the nominees is set forth below. Except for Mr. Gerken, who serves as the Fund's President, no nominee serves as an officer of the Fund. The address of each nominee is c/o the Fund at its principal business address (385 East Colorado Boulevard, Pasadena, California 91101).

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on March 1, 2011
INDEPENDENT NOMINEES

Ronald J. Arnault Born 1943	Director (1) (2) (3)	Served since 1997	Retired.	12	None	1,000

Anita L. DeFrantz Born 1952	Director (1) (2) (3)	Served since 1998	President (1987-present) and Director (1990-present) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); President and Director of Kids in Sports (1994-present); Vice President, International Rowing Federation (1986-present); Member of the International Olympic Committee (1986-present).	12	OBN Holdings, Inc. (film, television and media company)	1,070

Avedick B. Poladian Born 1951	Director (1) (2) (3)	Served since 2007	Executive Vice President and Chief Operating Officer of Lowe Enterprises, Inc. (real estate and hospitality firm) (2002-present); Partner, Arthur Andersen, LLP (1974-2002).	12	Occidental Petroleum Corporation, Public Storage	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on March 1, 2011
William E. B. Siart Born 1946	Director and Chairman (1) (2) (3)	Served since 1997	Trustee of The Getty Trust (2005-present); Chairman of Walt Disney Concert Hall, Inc. (1998-2006); Chairman of Excellent Education Development (2000-present).	12	None	4,000

Jaynie Miller Studenmund Born 1954	Director (1) (2) (3)	Served since 2004	Director of Orbitz Worldwide, Inc. (2007-present) (online travel company); Director of MarketTools, Inc. (2010-present) (market research software provider); Director of Forest Lawn (2002-present) (memorial parks); Director of eHarmony, Inc. (2005-2011) (online dating company); Director of aQuantive Inc. (2004-2007) (digital marketing services company); Chief Operating Officer of Overture Services, Inc. (commercial online search) (2001-2004); President and Chief Operating Officer of Paymybills.com (2000-2001) (online personal bill management service).	12	Orbitz Worldwide (global on-line travel company)	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served*	Principal Occupations During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Nominee**	Other Directorships Held by Nominee	Common Stock of the Fund Beneficially Owned on March 1, 2011
INTERESTED NOMINEES

R. Jay Gerken Born 1951	Director and President (4)	Served as a Director since 2006 and as President since 2007	Managing Director of Legg Mason & Co., LLC ("Legg Mason & Co.") (since 2005); Officer and Trustee/Director of 148 funds associated with Legg Mason Partners Fund Adviser, LLC ("LMPFA") or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer of LMPFA (since 2006); President and Chief Executive Officer of Smith Barney Fund Management LLC and Citi Fund Management Inc. (formerly registered investment advisers) (since 2002); formerly: Chairman, President and Chief Executive Officer of Travelers Investment Adviser, Inc. (prior to 2005).	148	None	2,000

Ronald L. Olson Born 1941	Director (5)	Served since 2005	Senior Partner, Munger, Tolles & Olson LLP (law partnership) (1968-present).	12	Edison International, City National Corporation (financial services company), The Washington Post Company and Berkshire Hathaway, Inc.	1,000	(6)

(1)  Member of the Audit Committee of the Board of Directors.

(2)  Member of the Executive and Contracts Committee of the Board of Directors.

(3)  Member of the Governance and Nominating Committee of the Board of Directors.

(4)  Mr. Gerken is an "interested person" (as defined in section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund because of his positions with subsidiaries of, and ownership of shares of common stock of, Legg Mason, Inc., the parent company of the Investment Adviser.

(5)  Mr. Olson is considered to be an "interested person" (as defined above) of the Fund because his law firm has provided legal services to the Investment Adviser.

(6)  Mr. Olson may be deemed to beneficially own an additional 17,925 shares of Common Stock of the Fund that are owned by trusts for which Mr. Olson serves as Trustee.

*  Each of the Directors of the Fund holds office until his or her successor shall have been duly elected and shall qualify, subject to prior death, resignation, retirement, disqualification or removal from office and applicable law.

**  Each current Director also serves as a Trustee of Western Asset Premier Bond Fund (closed-end investment company) and a Director of Western Asset Funds, Inc. (open-end investment company), which are considered part of the same Fund Complex as the Fund. The Investment Adviser and the Fund's subadviser, Western Asset Management Company Limited (the "Subadviser"), also serve as advisers to Western Asset Premier Bond Fund and one or more series of Western Asset Funds, Inc. Mr. Gerken serves as Director/Trustee of 148 funds associated with Legg Mason & Co., LLC or its affiliates. Legg Mason & Co., LLC is an affiliate of the Investment Adviser.

Additional Information Concerning the Board of Directors. The Board believes that each Director's experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Board possesses the requisite skills and attributes. The Board believes that the Directors' ability to review, critically evaluate, question and discuss information provided to them, to interact effectively with the Investment Adviser, the Subadviser, other service providers, counsel and independent auditors, and to exercise effective business judgment in the performance of their duties, support this conclusion. The Board also has considered the following experience, qualifications, attributes and/or skills, among others, of its members in reaching its conclusion: his or her character and integrity; such person's length of service as a board member of the Fund; such person's willingness to serve and willingness and ability to commit the time necessary to perform the duties of a Director; as to each Director other than Mr. Gerken and Mr. Olson, his or her status as not being an "interested person" (as defined in the 1940 Act) of the Fund (such Directors who are not interested persons of the Fund being referred to as the "Independent Directors"); and, as to Mr. Gerken, his status as a representative of Legg Mason, Inc. In addition, the following specific experience, qualifications, attributes and/or skills apply as to each Director: Mr. Arnault, business, accounting and finance expertise and experience as a chief financial officer, board member and/or executive officer of various businesses; Ms. DeFrantz, business expertise and experience as a president, board member and/or executive officer of various businesses and non-profit and other organizations; Mr. Poladian, business, finance and accounting expertise and experience as a board member of various businesses and/or as a partner of a multi-national accounting firm; Mr. Siart, business and finance expertise and experience as a president, chairman, chief executive officer and/or board member of various businesses and non-profit and other organizations; Ms. Studenmund, business and finance expertise and experience as a president, board member and/or chief operating officer of various businesses; Mr. Olson, business and legal expertise and experience as a senior partner of a law firm and/or board member of various businesses and non-profit and other organizations; and Mr. Gerken, investment management experience as an executive and portfolio manager and leadership roles within Legg Mason, Inc. and affiliated entities. References to the qualifications, attributes and skills of Directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any Director as having any special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

The Board is responsible for overseeing the management and operations of the Fund. William E.B. Siart serves as Chairman of the Board. Mr. Siart is an Independent Director. Independent Directors constitute more than 70% of the Board. As described further below, the Board has three standing committees: the Audit Committee, the Executive and Contracts Committee and the Governance and Nominating Committee. Each of the Audit, Governance and Nominating and Executive and Contracts Committees is chaired by an Independent Director and is composed entirely of Independent Directors. Where deemed appropriate, the Board constitutes ad hoc committees.

The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. In connection with its determination, the Board considered that the Chairman of the Board is an Independent Director. The Chairman of the Board can play an important role in setting the agenda of the Board and also serves as a key point person for dealings between management and the other Independent Directors. The Independent Directors believe that the Chairman's independence facilitates meaningful dialogue between fund management and the Independent Directors. The Board also considered that the chairperson of each Board committee is an Independent Director, which yields similar benefits with respect to the functions and activities of the various Board committees (e.g., each committee's chairperson works with the Investment Adviser and other service providers to set agendas for the meetings of the applicable Board committees). As noted above, through the committees the Independent Directors consider and address important matters involving the Fund, including those presenting conflicts or potential conflicts of interest for management. The Independent Directors also regularly meet outside the presence of management and are advised by independent legal counsel. The Board has determined that its committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Directors from management, including the Investment Adviser and Subadviser. The Board reviews its structure on an annual basis.

As an integral part of its responsibility for oversight of the Fund in the interests of shareholders, the Board oversees risk management of the Fund's investment program and business affairs. The function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund. The Board has emphasized to the fund's Investment Adviser and Subadviser the importance of maintaining vigorous risk management. The Board exercises oversight of the risk management process primarily through the Audit Committee and Executive and Contracts Committee, and through oversight by the Board itself.

The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. Under the overall supervision of the Board or the applicable Committee, the Fund, the Investment Adviser, the Subadviser, and the affiliates of the Investment Adviser and the Subadviser, and other service providers to the Fund employ a variety of processes, procedures and controls to identify various of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed with respect to different types of risks. Various personnel, including the Fund's and the Investment Adviser's CCO and the Investment Adviser's chief risk officer, as well as various personnel of other service providers such as the Fund's independent accountants, report to the Audit Committee, Executive and Contracts Committee and/or to the Board with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. These reports and other similar reports received by the Directors as to risk management matters are typically summaries of the relevant information. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness.

Audit Committee. The Board of Directors has established an Audit Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Messrs. Arnault, Poladian and Siart and Mses. De Frantz and Studenmund. Each member of the Audit Committee is "independent," as independence for audit committee members is defined in the currently applicable listing standards of the New York Stock Exchange, on which the Common Stock of the Fund is listed and traded. The Audit Committee provides oversight with respect to the accounting and financial reporting policies and procedures of the Fund and, among other things, considers the selection of the independent registered public accounting firm for the Fund and the scope of the audit and approves services proposed to be performed by the independent registered public accounting firm on behalf of the Fund and, under certain circumstances, the Investment Adviser, Subadviser and certain affiliates. The Directors have adopted a written charter for the Audit Committee, a current copy of which is attached as Appendix A to this Proxy Statement.

The Audit Committee of the Fund has submitted the following report:

The Audit Committee has reviewed and discussed with management of the Fund the audited financial statements for the last fiscal year. The Audit Committee has discussed with the Fund's independent registered public accounting firm the matters required to be discussed by Statements on Auditing Standards No. 114 ("SAS No. 114,"which supersedes SAS 61). SAS No. 114 requires the independent registered public accounting firm to communicate to the Audit Committee matters including, if applicable: (1) methods used to account for significant unusual transactions; (2) the effect of significant accounting policies in controversial or emerging areas for which there is a lack of authoritative guidance or consensus; (3) the process used by management in formulating particularly sensitive accounting estimates and the basis for the independent registered public accounting firm's conclusions regarding the reasonableness of those estimates; and (4) disagreements with management over the application of accounting principles and certain other matters. The Audit Committee has received the written disclosures and the letter from the Fund's independent registered public accounting firm required by Public Company Accounting Oversight Board Rule 3526 (requiring the independent registered public accounting firm to make written disclosures to and discuss with the Audit Committee various matters relating to its independence), and has discussed with such independent registered public accounting firm its independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Directors the inclusion of the audited financial statements for the last fiscal year in the Fund's annual report to stockholders.

Ronald J. Arnault (Chairman)
Anita L. DeFrantz
Avedick B. Poladian
William E. B. Siart
Jaynie Miller Studenmund

Governance and Nominating Committee. The Board of Directors has established a Governance and Nominating Committee composed solely of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Investment Adviser or Subadviser, consisting of Mses. DeFrantz and Studenmund and Messrs. Arnault, Poladian and Siart. The Governance and Nominating Committee meets to select nominees for election as Directors of the Fund, to review and make recommendations to the Board with respect to Director compensation, and consider other matters of Board policy. The Directors have adopted a written charter for the

Governance and Nominating Committee, a current copy of which is attached as Appendix A to the Fund's Proxy Statement dated April 24, 2009. The Fund does not currently maintain a website on which the charter is available.

The Governance and Nominating Committee requires that Director candidates have a college degree or equivalent business experience, but has not otherwise established specific, minimum qualifications that must be met by an individual to be considered by the Committee for nomination as a Director. The Governance and Nominating Committee may take into account a wide variety of factors in considering Director candidates, including, but not limited to: (i) availability and commitment of a candidate to attend meetings and perform his or her responsibilities to the Board of Directors, (ii) relevant industry and related experience, (iii) educational background, (iv) financial expertise, (v) an assessment of the candidate's ability, judgment and expertise and (vi) overall diversity of the Board's composition.

Although the Governance and Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying Director nominees, as a matter of practice the Committee typically considers the overall diversity of the Board's composition when identifying nominees. Specifically, the Governance and Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund's characteristics and circumstances and how those skill sets might complement each other. The Governance and Nominating Committee also takes into account the personal background of current and prospective Directors in considering the composition of the Board. In addition, as part of its annual self-evaluation, the Directors have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation inform the Governance and Nominating Committee in its decision making process.

The Governance and Nominating Committee may consider candidates for Director recommended by the Fund's current Directors, officers, Investment Adviser or Subadviser, shareholders or any other source deemed to be appropriate by the Governance and Nominating Committee. Candidates properly submitted by stockholders (as described below) will be considered and evaluated on the same basis as candidates recommended by other sources.

The policy of the Governance and Nominating Committee is to consider nominees recommended by stockholders to serve as Director, provided that any such recommendation is submitted in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund, not less than one hundred and twenty calendar days nor more than one hundred and thirty-five calendar days prior to the date of the meeting at which the nominee would be elected and that such shareholder recommendation contains the information about such nominee required by the Fund's procedures for stockholders to submit nominee candidates, which are a part of the Governance and Nominating Committee's Charter. The Governance and Nominating Committee has full discretion to reject nominees recommended by stockholders, and there is no assurance that any such person so recommended and considered by the Governance and Nominating Committee will be nominated for election to the Fund's Board of Directors.

Executive and Contracts Committee. The Board of Directors has established an Executive and Contracts Committee consisting of Messrs. Siart, Arnault, Poladian and Mses. DeFrantz and Studenmund. The Executive and Contracts Committee may meet from time to time between Board meetings in order to consider appropriate matters and to review the various contractual arrangements between the Fund and its affiliated persons.

Meetings. During 2010, the Board of Directors held six meetings, the Audit Committee held five meetings, the Governance and Nominating Committee held two meetings, and the Executive and Contracts Committee held three meetings. Each Director attended at least 75% of the aggregate number of meetings of the Board of Directors and the committees of the Board of Directors on which he or she served.

Although the Fund's policies do not require the Directors to attend the Fund's annual shareholder meetings, annual meetings are generally held in connection with regularly scheduled meetings of the Board of Directors. Each current Director attended the Fund's annual shareholder meeting in May 2010.

Stockholder Communications. The Board of Directors has adopted a process for stockholders to send communications to the Board of Directors. Stockholders may mail written communications to the attention of the Board of Directors, care of the Fund's Secretary, at the principal executive offices of the Fund. The written communication must include the stockholder's name, be signed by the stockholder, refer to the Fund, and include the class and number of shares held by the stockholder as of a recent date. The Secretary is responsible for determining, in consultation with other officers of the Fund, counsel, and other advisers as appropriate, which stockholder communications will be relayed to the Board.

Director Holdings. The following table states the dollar range of equity securities beneficially owned as of March 1, 2011 by each nominee in the Fund and, on an aggregate basis, in any registered investment companies overseen or to be overseen by the nominee in the same "family of investment companies." As of March 1, 2011, all Directors and officers of the Fund as a group beneficially owned less than 1% of the outstanding shares of the Fund on such date.

Name of Nominee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Funds Overseen or to be Overseen by Nominee in Family of Investment Companies[1]
INDEPENDENT NOMINEES

Ronald J. Arnault	$10,001-$50,000	$10,001-$50,000

Anita L. DeFrantz	$10,001-$50,000	$10,001-$50,000

Avedick B. Poladian	None	None

William E. B. Siart	$50,001-$100,000	$50,001-$100,000

Jaynie Miller Studenmund	None	None

INTERESTED NOMINEES

R. Jay Gerken	$10,001-$50,000	Over $100,000

Ronald L. Olson	$10,001-$50,000	$10,001-$50,000

(1)  "Family of investment companies" for these purposes includes Western Asset Premier Bond Fund, Western Asset Income Fund (closed-end investment company) and the portfolios of Western Asset Funds, Inc. (open-end investment company).

Director Compensation. Each Director of the Fund who is not an "interested person" (as defined in the 1940 Act) of the Fund, the Investment Adviser or the Subadviser receives an aggregate fee of $75,000 annually for serving on the combined Boards of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund. Each Director also receives a fee of $7,500 and related expenses for each meeting of the Boards or of a committee attended in-person and a fee of $2,500 for participating in each telephonic meeting. The Chairman of the Board and the Chairman of the Audit Committee receive an additional $30,000 per year and $25,000 per year, respectively, for serving in such capacities for the combined Boards. Each member of the Audit Committee receives a fee of $6,000 for serving as a member of the Audit Committee for the combined Boards. Other committee members receive $3,000 for serving as a member of each committee upon which they serve for the combined Boards. All such fees are allocated among the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund according to each such investment company's average annual net assets. Additionally, Mr. Olson receives from the Investment Adviser an aggregate fee of $75,000 annually for serving on the combined Boards of Directors/Trustees of the Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund, as well as a fee of $7,500 and related expenses for each meeting of the combined Boards attended in-person and a fee of $2,500 for participating in each telephonic meeting.

For the fiscal year ended December 31, 2010, the Directors received the compensation set forth in the following table for serving as Directors of the Fund and as Directors or Trustees of other funds in the same "Fund Complex."

Name of Nominee	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of Fund's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Fund and its Fund Complex Paid to Directors(1)
INDEPENDENT NOMINEES
Ronald J. Arnault	$2,358	$0	$0	$184,375
Anita L. DeFrantz	$878	$0	$0	$130,625
Avedick B. Poladian	$2,163	$0	$0	$150,625
William E. B. Siart	$2,358	$0	$0	$184,375
Jaynie M. Studenmund	$2,163	$0	$0	$153,125
INTERESTED NOMINEES
R. Jay Gerken	$0	$0	$0	$0
Ronald L. Olson	$0	$0	$0	$0

(1)  Includes amounts received in 2010 from the Fund and from Western Asset Funds, Inc. and Western Asset Premier Bond Fund, which are considered part of the same Fund Complex as the Fund.

During 2010, the Fund paid no remuneration to its officers, all of whom were also officers or employees of the Investment Adviser or one of its affiliates.

INFORMATION CONCERNING THE INVESTMENT
ADVISER AND SUBADVISER AND THE FUND'S OFFICERS

The Investment Adviser and the Subadviser are subsidiaries of Legg Mason, Inc., a holding company which, through its subsidiaries, is engaged in providing investment advisory services to individuals and institutions. The address of Legg Mason, Inc. is 100 International Drive, Baltimore, Maryland 21202. The Investment Adviser's address is 385 East Colorado Boulevard, Pasadena, California 91101. The Subadviser's address is 10 Exchange Square, London, England EC2A2EN. An affiliate of the Investment Adviser, Legg Mason Partners Fund Advisor, LLC, 620 Eighth Avenue, New York, NY 10018, provides administrative services to the Fund.

Information regarding the executive officers of the Fund and their ownership of Common Stock is set forth below, except that information regarding Mr. Gerken, the President of the Fund and a nominee, is provided in the table above with the other nominees. Unless otherwise noted, the address of each officer is c/o the Fund at the address listed above.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Common Stock of the Fund Beneficially Owned on March 1, 2011
Kaprel Ozsolak Born 1965 55 Water Street New York, NY 10041	Principal Financial and Accounting Officer	Served since 2010	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004).	None

Erin K. Morris Born 1966 100 International Drive, Baltimore, MD 21202	Treasurer	Served since 2006	Vice President and Manager, Global Funds Administration, Legg Mason & Co. (2005-present); Assistant Vice President and Manager, Fund Accounting, Legg Mason Wood Walker, Incorporated (2002-2005); Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2006-present); Western Asset/Claymore Inflation-Linked Securities & Income Fund and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2010-present); Assistant Treasurer Legg Mason Partners Fund Complex (2007-present); Formerly Assistant Treasurer, Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund (2001-2006); Western Asset/Claymore Inflation-Linked Securities & Income Fund (2003-2009) and Western Asset/Claymore Inflation-Linked Opportunities & Income Fund (2004-2009)	None

Todd F. Kuehl Born 1969 100 International Drive, Baltimore, MD 21202	Chief Compliance Officer	Served since 2007	Director, Legg Mason & Co. (2006-present); Chief Compliance Officer of Legg Mason Private Portfolio Group (2009-present); Chief Compliance Officer of Western Asset/Claymore Inflation-Linked Securities & Income Fund, Western Asset/Claymore Inflation-Linked Opportunities & Income Fund, Western Asset Income Fund, Western Asset Premier Bond Fund and Western Asset Funds, Inc. (2007-present) and Barrett Growth Fund and Barrett Opportunity Fund (2006-2008); Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission (2002-2006).	None

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years	Common Stock of the Fund Beneficially Owned on March 1, 2011
Robert I. Frenkel Born 1954 300 First Stamford Place, 4th Floor Stamford, CT 06902	Secretary	Served since 2009	Vice President and Deputy General Counsel of Legg Mason, Inc. (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006).	None

(1)  Each officer holds office until his or her respective successor is chosen and qualified, or in each case until he or she sooner dies, resigns, is removed with or without cause or becomes disqualified.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Proposals that stockholders wish to present to the 2012 Annual Meeting and to have included in the Fund's proxy materials relating to such meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the "1934 Act"), must be delivered to the Secretary of the Fund on or before December 18, 2011 (i.e., at least 120 days before April 16, 2012).

Stockholders who wish to make a proposal at the 2012 Annual Meeting — other than one that will be included in the Fund's proxy materials — should notify the Fund on or before March 2, 2012 (i.e., 45 days prior to April 16, 2012).

The proper submission of a stockholder proposal does not guarantee that it will be included in the Fund's proxy materials or presented at a stockholder meeting. Stockholder proposals are subject to the requirements of applicable law and the Fund's Certificate of Incorporation and Bylaws.

SHARE OWNERSHIP INFORMATION

As of the record date, Cede & Co., as nominee for participants in The Depository Trust Company, held of record 11,726,164 shares of Common Stock (representing approximately 99.7% of the Fund's Common Stock). Cede & Co.'s address is 55 Water Street, 25th Floor, New York, New York 10041-0001. As of the Record Date, the persons shown in the table below owned, to the knowledge of the Fund, beneficially more than five percent of the outstanding shares of Common Stock.

Guggenheim Funds Distributors, Inc.. 2455 Corporate West Drive, Lisle, IL 60532(2)	693,994	(1)	7.35%

First Trust Portfolios L.P., First Trust Advisors L.P. and First Trust Advisors L.P. and The Charger Corporation 120 East Liberty Drive, Suite 400, Wheaton, IL 60187(4)	534,864	(3)	5.7%

(1)  Shares are held with sole dispositive power and sole voting power.

(2)  Based on information obtained from a Schedule 13G filed with the Securities and Exchange Commission on January 28, 2011. Guggenheim Funds Distributors, Inc. is the sponsor for various unit investment trusts that hold shares of Common Stock reported as follows: (i) Claymore Securities Defined Portfolios, Series 589, 590, 596, 601, 614, 617, 621, 635, 648, 651, 652, 661, 664, 672, 676, 680, 683, 687, 696, 701, 712, and 713; and (ii) Guggenheim Defined Portfolios, Series 719, 749 and 750.

(3)  Shares are held with sole dispositive power and without voting power. Shares are voted by the trustee of such unit investment trusts so as to insure that the shares are voted as closely as possible in the same manner and in the same general proportion as are the shares held by owners other than such unit investment trusts. See footnote 4 below.

(4)  Based on information obtained from a Schedule 13G/A filed with the Securities and Exchange Commission on January 14, 2011. First Trust Portfolios L.P. is the sponsor of several unit investment trusts which hold shares of Common Stock of the Fund. No unit investment trust sponsored by First Trust Portfolios L.P. holds 3% or more of the Fund's Common Stock . First Trust Advisors L.P. is an affiliate of First Trust Portfolios L.P. and acts as portfolio supervisor of the unit investment trusts which hold shares of Common Stock of the Fund. The Charger Corporation is the general partner of both First Trust Portfolios L.P. and First Trust Advisors L.P.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Fund's officers and Directors, the Investment Adviser, the Subadviser, certain affiliates of the Investment Adviser or Subadviser, and persons who beneficially own more than ten percent of a registered class of the Fund's equity securities, among others, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. These persons are required by SEC regulation to furnish the Fund with copies of all Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Fund believes that, during 2010, all such filing requirements were met with respect to the Fund.

ANNUAL REPORT TO STOCKHOLDERS

The Fund's Annual Report to Stockholders for the fiscal year ended December 31, 2010 contains financial and other information pertaining to the Fund. The Fund will furnish without charge to each person whose proxy is being solicited, upon request of such person, a copy of the Annual Report to Stockholders. Requests for copies of the Annual Report to Stockholders should be directed to Western Asset Income Fund, Attention: Investor Relations, 385 E. Colorado Boulevard, Pasadena, California 91101 or you may call 866-290-4386.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Fund for the fiscal year ending December 31, 2011, and the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, has unanimously ratified such selection. PricewaterhouseCoopers LLP's service is subject to termination by a majority of the outstanding shares of Common Stock of the Fund. Representatives of PricewaterhouseCoopers LLP are not currently expected to attend the meeting.

The following table presents fees billed in each of the last two fiscal years for services rendered to the Fund by PricewaterhouseCoopers LLP:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
December 31, 2009	$37,700	$3,500	$4,000	$0
December 31, 2010	$38,400	$3,600	$4,100	$0

"Audit Fees" represents fees billed for each of the last two fiscal years for professional services rendered for the audit of the Fund's annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

"Audit-Related Fees" represents fees billed for each of the last two fiscal years for assurance and related services reasonably related to the performance of the audit of the Fund's annual financial statements for those years, including interim audit security pricing.

"Tax Fees" represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including preparation of federal and state income tax returns and preparation of excise tax returns.

"All Other Fees" represents fees, if any, billed for other products and services rendered by PricewaterhouseCoopers LLP to the Fund for the last two fiscal years.

For the fiscal years ended December 31, 2009 and December 31, 2010, PricewaterhouseCoopers LLP billed aggregate non-audit fees in the amounts of $452,500 and $489,700 respectively, to the Fund and the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (each a "Service Affiliate").

Pre-Approval Policies of the Audit Committee. The Audit Committee has determined that all work performed for the Fund by PricewaterhouseCoopers LLP will be pre-approved by the full Audit Committee and, therefore, has not adopted pre-approval procedures. During the years ended December 31, 2009 and December 31, 2010, all audit and non-audit services performed by PricewaterhouseCoopers LLP for the Fund, and all non-audit services performed by PricewaterhouseCoopers LLP for the Investment Adviser and any Service Affiliates, to the extent that such services related directly to the operations and financial reporting of the Fund, were pre-approved by the Audit Committee. No "Audit-Related Fees," "Tax Fees" and "Other Fees" set forth in the table above were waived pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X. PricewaterhouseCoopers LLP billed "Audit-Related Fees" in the amount of $230,000 and $0, respectively, that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2009 and December 31, 2010. During the year ended December 31, 2009, PricewaterhouseCoopers LLP conducted a SAS 70 audit to review and test operating effectiveness of controls placed in operation for Western Asset Management Company and PricewaterhouseCoopers LLP reviewed the Australian Superannuation Circular.

PricewaterhouseCoopers LLP did not bill any "Tax Fees" or "All Other Fees" that required pre-approval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Fund's fiscal years ended December 31, 2009 or December 31, 2010.

The Audit Committee has considered whether the provision of the non-audit services rendered by PricewaterhouseCoopers LLP to the Investment Adviser and any Service Affiliate that were not required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

ADJOURNMENT

In the absence of a quorum at the Annual Meeting with respect to one or more proposals, or (even if a quorum is so present) if sufficient votes in favor of a proposal set forth in the Notice of Annual Meeting are not received by the time scheduled for the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting after the date set for the original Annual Meeting, with no other notice than announcement at the Annual Meeting, to permit further solicitation of proxies with respect to such proposal. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on a proposal, the persons named as proxies may propose one or more adjournments of the Annual Meeting with respect to such proposal for a reasonable time. Any adjournment(s) with respect to a proposal will require a majority in voting interest of the stockholders present in person or represented by proxy and entitled to vote at the Annual Meeting or, in the absence therefrom of all the stockholders, any officer entitled to preside at, or to act as secretary of, the Annual Meeting, may adjourn such meeting from time to time. It is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment on any adjournment(s) put to a shareholder vote with respect to one or more proposals. The costs of any additional solicitation and of any adjourned session will be borne by the Fund. Any proposals for which sufficient favorable votes have been received by the time of the Annual Meeting may be acted upon and, if so, such action will be final regardless of whether the Annual Meeting is adjourned to permit additional solicitation with respect to any other proposal. At any such adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

OTHER BUSINESS

The Fund is not aware of any other matters to be presented for action at the Annual Meeting. However, if any such other matters are properly presented, it is the intention of the persons designated in the enclosed proxy to vote in accordance with their best judgment.

By Order of the Board of Directors

Robert I. Frenkel, Secretary

April 13, 2011

APPENDIX A

WESTERN ASSET INCOME FUND

WESTERN ASSET FUNDS, INC.

WESTERN ASSET PREMIER BOND FUND (THE "FUNDS")

AUDIT COMMITTEE CHARTER

Revised as of February 16, 2011

The respective Boards of Directors/Trustees (each a "Board") of Western Asset Income Fund, Western Asset Funds, Inc. and Western Asset Premier Bond Fund have adopted this Charter to govern the activities of the Audit Committee of the Boards with respect to their oversight of the Funds. This Charter applies separately to each Fund and its Board and Audit Committee, and shall be interpreted accordingly.

The Audit Committee of the Board shall be comprised entirely of "independent" Directors/Trustees, as such term is interpreted for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, and the listing standards of the New York Stock Exchange (the "Exchange"). The Audit Committee shall have at least three members, who shall collectively satisfy the independence and expertise requirements of the Exchange.

The purposes of the Audit Committee shall be:

(a)  to assist with the Board's oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the qualifications and independence of the Fund's independent auditors, and the performance of the Fund's internal control systems and independent auditors;

(b)  to oversee generally the Fund's accounting and financial reporting policies and practices, the Fund's internal controls and, as appropriate, the internal controls of certain service providers;

(c)  to oversee generally the quality and objectivity of the Fund's financial statements and the independent audit thereof;

(d)  to act as a liaison between the Fund's independent auditors and the full Board; and

(e)  to oversee the preparation of the report required by Item 407(d)(3)(i) of Regulation S-K to be included in the proxy statement of each of Western Asset Income Fund and Western Asset Premier Bond Fund if the proxy statement relates to the election of Directors/Trustees of the Fund.

To carry out its purposes and responsibilities, the Audit Committee shall have the duty and power to:

(a)  be directly responsible for the appointment, termination, compensation, and oversight of the work of the independent auditors engaged by the Fund for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Fund, including resolution of disagreements between management and the independent auditors regarding financial reporting. The independent auditors shall report directly to the Audit Committee, and the Audit Committee shall have ultimate authority for all audit engagement fees and terms. The Board and the Fund's shareholders shall have such rights to approve, ratify and replace the Fund's independent auditors as are provided by applicable law.

(b)  consider the independence of the Fund's independent auditors, and in connection therewith to obtain at least annually formal written reports from the auditors regarding the auditors' independence, including a delineation of all relationships between the auditors and the Fund, discuss with the auditors any disclosed relationships or services that may impact the objectivity and independence of the auditors, and if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditors.

(c)  meet with the Fund's independent auditors, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the independent auditors, or other results of said audit; (iii) to consider the independent auditors' comments with respect to the Fund's financial policies, procedures and internal accounting controls and the responses of Legg Mason Fund Advisor, LLC ("LMPFA"), Western Asset Management Company ("Western Asset"), Western Asset Management Company Limited ("WAML"), Western Asset Management Company Ltd. ("Western Japan") and Western Asset Management Company Pte. Ltd. ("Western Singapore") and together with LMPFA, Western Asset, WAML and Western Japan, the "Managers"), as applicable, thereto; and (iv) to review the form of opinion the auditors propose to render to the Board and the Fund's shareholders.

(d)  review and discuss with management and the independent auditors the Fund's annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

(e)  review and discuss with management the Fund's semi-annual financial statements, including any narrative discussion by management concerning the Fund's financial condition and investment performance.

(f)  review major issues regarding accounting principles and financial statement presentations, including, to the extent applicable: (A) any significant changes in management's selection or application of accounting principles for the Fund, and major issues as to the adequacy of the Fund's internal controls and any special audit steps adopted in light of material control deficiencies; (B) analyses prepared by management and/or the independent auditors setting forth significant reporting issues and judgments made in connection with the preparation of the Fund's financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Fund's financial statements.

(g)  consider the effect upon the Fund of any changes in accounting principles or practices proposed by the Managers or the auditors.

(h)  pre-approve, to the extent contemplated by applicable regulations, audit and non-audit services rendered to the Fund by the auditors and non-audit services rendered to the Managers and certain of their affiliates by the auditors, and review the fees charged by the auditors for such services; provided, however, that the Audit Committee may implement policies and procedures pursuant to which services are pre-approved other than by the full Audit Committee, subject to the requirement that the full Audit Committee be notified in a timely manner of each such service.

(i)  establish procedures for (A) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters, and (B) the confidential, anonymous submission by employees of the Fund, the Fund's investment adviser(s), administrator, principal underwriter (if any) or any other provider of accounting-related services for the Fund of concerns regarding questionable accounting or auditing matters.

(j)  if and to the extent that the Fund intends to have employees, set clear policies for the hiring by the Fund of employees or former employees of the Fund's independent auditors.

(k)  obtain and review at least annually a report from the independent auditors describing (i) the independent auditors' internal quality-control procedures and (ii) any material issues raised by the independent auditors' most recent internal quality-control review or peer review or by any governmental or other professional inquiry or investigation performed within the preceding five years respecting one or more independent audits carried out by the independent auditors, and any steps taken to address any such issues.

(l)  review with the independent auditors any audit problems or difficulties encountered in the course of their audit work and management's responses thereto.

(m)  discuss with management any press releases discussing the Fund's investment performance and other financial information about the Fund, as well as any financial information and earnings guidance provided by management to analysts or rating agencies. The Audit Committee may discharge this responsibility by discussing the general types of information to be disclosed by the Fund and the form of presentation (i.e., a case-by-case review is not required) and need not discuss in advance each such release of information.

(n)  discuss with management its guidelines and policies with respect to risk assessment and risk management.

(o)  review such other matters or information that it believes may be relevant to the auditors, the audit engagement or the Fund's financial policies and procedures or internal accounting controls.

(p)  report its activities to the full Board on a regular basis.

The Audit Committee shall also have the power to make such recommendations with respect to the above and other matters as it may deem necessary or appropriate.

The Audit Committee shall meet on a regular basis and be empowered to hold special meetings, as circumstances require. Any action of the Audit Committee with respect to Western Asset Income Fund or Western Asset Funds, Inc. may be taken without a meeting if all members of the Committee consent thereto in writing. Any action of the Audit Committee with respect to Western Asset Premier Bond Fund may be taken without a meeting if at least a majority of the members of the Audit Committee consent thereto in writing.

At least annually, the Audit Committee shall meet separately with the independent auditors and separately with the representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee shall regularly meet with the Treasurer of the Fund and may seek to meet with internal auditors, if any, for the Managers as circumstances warrant.

The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants. The Fund shall provide the necessary funding, as determined by the Audit Committee, to compensate the Fund's independent auditors and any advisers employed by the Audit Committee, as well as for the payment of ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties. The Audit Committee may request any officer or employee of the Fund or of any of the Fund's service providers or the Fund's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any member of, or consultants to, the Audit Committee.

Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Managers or the Fund's independent auditors. The function of the Audit Committee shall be oversight; it shall be the responsibility of the Managers to maintain appropriate systems for accounting and internal control; the independent auditors' responsibility to plan and carry out a proper audit and report thereon to the Board and shareholders, as required by law; and management's and the independent auditors' responsibility to determine that the Fund's financial statements are accurate and complete and in accordance with generally accepted accounting principles. Members of the Audit Committee are not employees of a Fund and, in serving on this Audit Committee, are not, and do not hold themselves out to be, acting as auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within management and outside the Fund from which the Audit Committee receives information and (ii) the accuracy of financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary.

The Audit Committee shall assess its own performance at least annually.

[THIS PAGE INTENTIONALLY LEFT BLANK.]

WESTERN ASSET INCOME FUND

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares to elect the directors of your Fund. This matter is discussed in detail in the enclosed proxy materials.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card and return your proxy vote in the enclosed postage paid envelope. Your vote must be received prior to the Annual Meeting of Stockholders, May 17, 2011.

Thank you in advance for your prompt consideration of this matter.

Sincerely,

Western Asset Income Fund

WESTERN ASSET INCOME FUND

ANNUAL MEETING OF STOCKHOLDERS - MAY 17, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

WESTERN ASSET INCOME FUND

The undersigned, revoking all prior proxies, hereby appoints Charles A. Ruys de Perez, Erin K. Morris, and Richard Wachterman and each of them, attorneys and proxies of the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of Western Asset Income Fund, a Delaware corporation (the “Fund”), to be held in the Board Room, Fifth Floor, 385 E. Colorado Blvd., Pasadena, California, on May 17, 2011, at 8:30 a.m., Pacific time, and at any adjournment(s) or postponement(s) thereof, and thereat to vote as indicated all shares of the Common Stock of the Fund which the undersigned would be entitled to vote if personally present with respect to the matters listed on the reverse, which are more fully described in the Notice of Meeting and Proxy Statement of the Fund, receipt of which is acknowledged by the undersigned.

(Continued and to be signed on the reverse side.)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET INCOME FUND

May 17, 2011

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The proxy statement is available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16031

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

 Please detach along perforated line and mail in the envelope provided.

20700000000000000000 1	051711

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors NOMINEES:

With discretionary power upon such other matters as may properly come before the meeting of any adjournment(s) or postponement(s) thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THIS PROXY.

☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	Ronald J. Arnault Anita L. DeFrantz Ronald L. Olson William E.B. Siart Jaynie Miller Studenmund Avedick B. Poladian R. Jay Gerken

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

WESTERN ASSET INCOME FUND

May 17, 2011

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page, and use the Company Number and Account Number shown on your proxy card.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call and use the Company Number and Account Number shown on your proxy card.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

COMPANY NUMBER

ACCOUNT NUMBER

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The proxy statement is available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=16031

 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20700000000000000000 1	051711

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE NOMINEES LISTED.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. Election of Directors: NOMINEES:

With discretionary power upon such other matters as may properly come before the meeting of any adjournment(s) or postponement(s) thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THIS PROXY.

☐ ☐ ☐	FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below)	Ronald J. Arnault Anita L. DeFrantz Ronald L. Olson William E.B. Siart Jaynie Miller Studenmund Avedick B. Poladian R. Jay Gerken

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.